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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) JUNE 27, 1997


                               SANDISK CORPORATION
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               (Exact name of registrant as specified in charter)



        DELAWARE                      0-26734                    77-0191793
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



140 CASPIAN COURT, SUNNYVALE, CALIFORNIA                            94089
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code       (408) 542-0500
                                                      --------------------


                                      NONE
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         (Former name or former address, if changed since last report.)



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Item 5         Other Events.

        SanDisk Corporation, a Delaware corporation ("SanDisk"), entered into a Foundry Venture Agreement dated June 27, 1997 (the "Agreement") with United Microelectronics Corporation, a corporation organized under the laws of the Republic of China ("UMC"). Pursuant to the Agreement (included as Exhibit 10.23), SanDisk and UMC, along with other existing and potential parties to the venture, have committed to form and invest in a corporation formed under the laws of the Republic of China for purposes of engaging in the joint venture which will, among other things, engage in the business of foundry services.

        Also, pursuant to the Agreement, UMC has confirmed certain points and further explained other points concerning the Agreement. These confirmations and explanations have been set forth in the documents included as Exhibits 10.24 and 10.25.


Item 7       Exhibits.

      10.23* Foundry Venture Agreement entered into as of June 27, 1997, by and between SanDisk Corporation and United
              Microelectronics Corporation.

      10.24* Written Assurances Re: Foundry Venture Agreement given by United Microelectronics Corporation, dated September 13, 1995.

      10.25*  Side Letter dated May 28, 1997 between United
              Microelectronics Corporation and SanDisk Corporation.

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*Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SanDisk Corporation
                                            (Company)

Date:  October 16, 1997                         By:    /s/ CINDY BURGDORF
                                                       -------------------------

                                                Name: Cindy Burgdorf

                                                Title: Chief Financial Officer


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                          EXHIBIT INDEX


Exhibit
-------

10.23* Foundry Venture Agreement entered into as of June 27, 1997, by and between SanDisk Corporation and United Microelectronics Corporation.

10.24* Written Assurances Re: Foundry Venture Agreement given by United Microelectronics Corporation, dated September 13, 1995.

10.25* Side Letter dated May 28, 1997 between United Microelectronics Corporation and SanDisk Corporation.

------------
*Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.